KELLY &        CERTIFIED                Member American Institution of Certified
                  PUBLIC                         Public Accountants (Since 1974)
             ACCOUNTANTS
                                              Registered with the Public Company
                   AUDIT                 Accounting Oversight Board (Since 2003)
                     TAX
COMPANY    SEC REPORTING

     November 11, 2004



     Securities and Exchange Commission
     450 Fiflh Street, NW
     Washington, DC 2O549


     Re:     Fun City Popcorn, Inc.

     We have read the statements that we understand Fun City Popcorn, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

     Yours truly,


     /s/  Kelly & Company
     ------------------------
          Kelly & Company









          3151 Airway Avenue, Suite E-1 - Costa Mesa, California 92626
(714) 918-4505        .      Fax (714) 918-4510       .       www.kelly.co.com